UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2024

PALMER SQUARE CAPITAL BDC INC.

(Exact name of Registrant as Specified in Its Charter)

maryland	814-01334	84-3665200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS	66205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (816) 994-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PSBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2024, Palmer Square BDC Funding I LLC, a wholly owned subsidiary of Palmer Square Capital BDC Inc. (the “Company”), entered into Amendment No. 4 (the “Credit Facility Amendment”) to its credit facility (the “Credit Facility”) with Bank of America, N.A., as administrative agent, BofA Securities, Inc., as sole lead arranger and sole book manager, and the lenders from time to time a party thereto.

The Credit Facility Amendment amends the Credit Facility to, among other things, extend the facility maturity date from February 18, 2025 to February 18, 2028. In connection with the Credit Facility Amendment, the parties also entered into updated arrangements for the calculation of the fee on unused commitments, in which the commitment fee ranges from 0.50% to 1.40% (changed from 1.30%), depending on the amount of commitments which are utilized. The parties also agreed to the payment of an extension fee in the amount of 0.50% of the commitments under the Credit Facility ($3.6 million).

The description above is only a summary of the material provisions of the Credit Facility Amendment and is qualified in its entirety by reference to a copy of the Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Amendment No. 4 to Credit Agreement, dated March 29, 2024, by and among Palmer Square BDC Funding I LLC, as the borrower, Bank of America, N.A., as administrative agent, BofA Securities, Inc., as sole lead arranger and sole book manager, and the lenders from time to time a party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Palmer Square Capital BDC Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMER SQUARE CAPITAL BDC INC.

Date: April 4, 2024	By:	/s/ Jeffrey D. Fox
	Name:	Jeffrey D. Fox
	Title:	Chief Financial Officer

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